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Freedman, Levy, Kroll & Simonds



                                  CONSENT OF
                        FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 3 to the Form S-6 Registration Statement of Glenbrook Life AIM Variable Life Separate Account A (File No. 333-25045).


                                       /s/ Freedman, Levy, Kroll & Simonds
                                       FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
April 30, 2000